UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023
Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2023, Glen Tellock notified the Board of Directors (the "Board") of Astec Industries, Inc. (the "Company") that he would be retiring as a director of the Company, effective July 27, 2023. Mr. Tellock has served as a director of the Company since 2006 and his decision to retire was not because of any disagreement with the Company.

On July 27, 2023, the Board elected James Winford to the Board, effective immediately. Mr. Winford will also serve as a member of the Nominating and Corporate Governance Committee of the Board. Mr. Winford has extensive experience in the asphalt paving industry both as a professional engineer and business owner and operator. Mr. Winford currently serves as the President of Prairie Contractors, LLC, a privately held asphalt producer and highway contractor. Mr. Winford also serves on the National Asphalt Pavement Association board, having recently served as its chairperson.

The Board has determined that Mr. Winford qualifies as an independent director under Nasdaq Marketplace Rules and the Board’s independence criteria set forth in the Company’s Corporate Governance Guidelines. There are no arrangements or understandings with any person pursuant to which Mr. Winford was selected as a director of the Company. In addition, there are no transactions directly or indirectly involving Mr. Winford that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. For his services as a member of the Board, Mr. Winford will receive the same compensation as other non-employee members of the Board. A description of such compensation is described under the heading "Director Compensation" in the Company’s 2023 proxy statement, filed with the Securities and Exchange Commission on March 16, 2023.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits

99.1	Press Release of Astec Industries, Inc. issued July 28, 2023
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc.

Date: July 28, 2023	By:	/s/ Jaco van der Merwe
Jaco van der Merwe
President and Chief Executive Officer